Ohio National Fund, Inc.

Supplement dated March 1, 2019

to the Summary Prospectus dated May 1, 2018

ON Janus Henderson Enterprise Portfolio

The following supplements and amends the summary prospectus dated May 1, 2018, as previously supplemented:

This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio’s non-fundamental policy which provides that, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) be invested in equity securities of mid-cap companies will no longer be in effect.

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Please retain this supplement with your Prospectus for future reference.